UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2021
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2021, the Compensation Committee (the “Compensation Committee”) of the board of directors of Flotek Industries, Inc. (“Flotek” or the “Company”) reviewed the 2020 management incentive plan for the executive officers of the Company, as described in the Company’s definitive proxy statement filed with the Security and Exchange Commission on April 3, 2020, together with the 2020 results of the Company. The Compensation Committee determined that the executive officers of the Company did not meet the targets set for payout of individual bonuses with respect to 2020, which were set prior to the COVID-19 pandemic.

However, in light of the accomplishments of the executive team during 2020 in navigating through the COVID-19 pandemic, aggressively reducing cost, and increasing both the share price and enterprise value of the Company despite the very challenging economic environment, the Compensation Committee used its discretion to award partial bonuses to the executives of the Company. As a result, each executive other than John W. Gibson, Jr. will receive an annual bonus equal to approximately 38% of their target bonus for 2020. 50% of the bonuses will be paid in cash, and 50% will be paid in restricted stock of the Company with a vesting period of six months.

Mr. Gibson declined to take a bonus for 2020, in keeping with his promise not to take a bonus for 2020 unless the Company reached break-even results, and accordingly requested that the Compensation Committee make no award to him. The Compensation Committee nonetheless expresses its appreciation to Mr. Gibson for his work and leadership during an unprecedented year.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: March 10, 2021	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer